EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Gold American Mining Corp. (the “Company”) for the period ended October 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brett Bertolami, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 31, 2012	/s/ Brett Bertolami
Brett Bertolami Title: Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial Officer)